UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 10, 2008

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Wells Fargo & Company (the “Company”) has agreed to participate in the Temporary Liquidity Guarantee Program of the Federal Deposit Insurance Corporation (the “FDIC”) established pursuant to 12 C.F.R. Part 370 (the “Program”). In connection therewith, the Company and Citibank, N.A. (“Citibank”) entered into a Fourth Supplemental Indenture, dated as of December 10, 2008 (the “Fourth Supplemental Indenture”), to the Indenture dated as of July 21, 1999 between the Company and Citibank (the “Indenture”), in order to incorporate into the Indenture certain provisions governing those senior unsecured debt securities of the Company that are to be subject to the FDIC’s guarantee under the Program.

On December 10, 2008, the Company issued $3,000,000,000 Floating Rate Notes Due December 9, 2011 (the “Floating Rate Notes”) and $3,000,000,000 3.00% Notes Due December 9, 2011 (the “Fixed Rate Notes” and, together with the Floating Rate Notes, the “Notes”). The Notes are guaranteed by the FDIC under the Program and were sold pursuant to an Underwriting Agreement dated December 3, 2008 between the Company and the Representatives of the underwriters named therein (the “Underwriting Agreement”). The Fixed Rate Notes were issued in the form filed as Exhibit 4.2 hereto and the Floating Rate Notes were issued in the form filed as Exhibit 4.3 hereto. The Company may, from time to time, enter into additional underwriting agreements in substantially the form of the Underwriting Agreement attached as Exhibit 1.1 hereto in connection with the issuance of additional debt securities guaranteed by the FDIC under the Program.

The purpose of this Current Report is to file with the Securities and Exchange Commission the following documents relating to the Notes: (i) the Underwriting Agreement, (ii) the Fourth Supplemental Indenture, (iii) the form of Fixed Rate Note, (iv) the form of Floating Rate Note, and (v) the opinion of Mary E. Schaffner, Esq.

Item 9.01.	Financial Statements and Exhibits

The following exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-135006) filed by the Company with the Securities and Exchange Commission.

(d)	Exhibit

1.1	Underwriting Agreement dated December 3, 2008, among the Company and the Representatives named therein.

4.1	Fourth Supplemental Indenture dated as of December 10, 2008 to Indenture dated as of July 21, 1999 between the Company and Citibank.

4.2	Form of $3,000,000,000 3.00% Note Due December 9, 2011.

4.3	Form of $3,000,000,000 Floating Rate Note Due December 9, 2011.

5.1	Opinion of Mary E. Schaffner, Esq.

23.1	Consent of Mary E. Schaffner, Esq. (included as part of Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on December 10, 2008.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

[Form 8-K]

Index to Exhibits

Exhibit No.	Description	Method of Filing
1.1	Underwriting Agreement dated December 3, 2008, among the Company and the Representatives named therein.	Electronic Transmission

4.1	Fourth Supplemental Indenture dated as of December 10, 2008 to Indenture dated as of July 21, 1999 between the Company and Citibank.	Electronic Transmission

4.2	Form of $3,000,000,000 3.00% Note Due December 9, 2011.	Electronic Transmission

4.3	Form of $3,000,000,000 Floating Rate Note Due December 9, 2011.	Electronic Transmission

5.1	Opinion of Mary E. Schaffner, Esq.	Electronic Transmission

23.1	Consent of Mary E. Schaffner, Esq. (included as part of Exhibit 5.1)	Electronic Transmission